Exhibit 99.9

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE
                                    MAY 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

          (1)  Aggregate Monthly Payments Due:                     $1,432,402.81

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:

               (a) Principal                                       $  212,615.80
               (b) Interest                                        $1,195,441.45
               (c) Total                                           $1,408,057.25

          (3)  Aggregate  Principal   Prepayments  in  part  received  on  Self-
               Amortizing   Mortgage   Loans  and  applied  in  the   applicable
               Prepayment Period:

               (a) Principal                                       $   29,205.18
               (c) Total                                           $   29,205.18

          (4)  Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment period:

               (a) Principal                                       $  525,442.76
               (b) Interest                                        $    4,295.94
               (c) Total                                           $  529,738.70


          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

               (a) Principal                                       $        0.00
               (b) Interest                                        $        0.00
               (c) Total                                           $        0.00

          (6)  Aggregate Liquidation Proceeds for prior month:

               (a) Principal                                       $        0.00
               (b) Interest                                        $        0.00
               (c) Total                                           $        0.00

          (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

               (a) Principal                                       $  143,118.10
               (b) Interest                                        $        0.00
               (c) Total                                           $  143,118.10

      **  (8)  Aggregate Purchase Prices for (and substitution  adjustments) for
               Defective Mortgage Loans:

               (a) Principal                                       $  959,616.21
               (b) Interest                                        $   15,548.61
               (c) Total                                           $  975,164.82

** The Company has repurchased the Mortgage Loans due to defective appraisals. All of such Mortgage Loans were originated by one specific lender and had appraisals prepared by one specific appraiser.

          (9) Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

               (a) Principal                                       $        0.00
               (b) Interest                                        $        0.00
               (c) Total                                           $        0.00

          (10) Pool Principal Balance                            $153,633,695.85

          (11) Available Funds:                                  $  3,015,495.37

          (12) Realized Losses for prior month:                  $          0.00

          (13) Aggregate Realized Losses:                        $          0.00
                       (a) Deficient Valuations                  $          0.00
                       (b) Special Hazard Losses                 $          0.00
                       (c) Fraud Losses                          $          0.00
                       (d) Excess Bankruptcy Losses              $          0.00
                       (e) Excess Special Hazard Losses          $          0.00
                       (f) Excess Fraud Losses                   $          0.00

          (14) Compensating Interest Payment:                    $        863.24

          (15) Net Simple Interest Shortfall:                    $        (0.00)

          (16) Net Simple Interest Excess:                       $          0.00

          (17) Simple Interest Shortfall Payment:                $        (0.00)

          (18) Unpaid Net Simple Interest Shortfall:

Class A1                36158GAV0               $0.00
Class A2                36158GAW8               $0.00
Class A3                36158GAX6               $0.00
Class A4                36158GAY4               $0.00
Class A5                36158GAZ1               $0.00
Class A6                36158GBA5               $0.00
Class A7                36158GBB3               $0.00
Class S                 36198HE1                $0.00
Class M                 36158GBE7               $0.00
Class B1                36158GBF4               $0.00
Class B2                36158GBC2               $0.00
Class B3                36157REZ4               $0.00
Class B4                36157RFA8               $0.00
Class B5                36157RFB6               $0.00

          (19) Class Certificate Interest Rate:

Class M                 36158GBE7               6.950%
Class B1                36158GBF4               7.240%
Class B2                36158GBC2               7.590%
Class B3                36157REZ4               8.947%
Class B4                36157RFA8               8.947%
Class B5                36157RFB6               8.947%
Class S                 36198HE1                2.35%

          (20) Accrued Certificate Interest and Pay-out Rate:

Class A1                36158GAV0               $  235,970.81     6.525%
Class A2                36158GAW8               $  102,768.33     6.260%
Class A3                36158GAX6               $  117,105.00     6.330%
Class A4                36158GAY4               $   56,886.67     6.440%
Class A5                36158GAZ1               $   70,197.50     6.530%
Class A6                36158GBA5               $  103,348.17     6.940%
Class A7                36158GBB3               $   76,540.21     6.465%
Class S                 36198HE1                $  300,677.20     2.35%
Class M                 36158GBE7               $   22,390.01     6.950%
Class B1                36158GBF4               $   20,993.05     7.240%
Class B2                36158GBC2               $    9,781.99     7.590%
Class B3                36157REZ4               $   11,531.20     8.947%
Class B4                36157RFA8               $    8,650.26     8.947%
Class B5                36157RFB6               $    8,656.92     8.947%
Total                                           $1,145,497.32

          (21) Principal distributable:

Class A1                36158GAV0               $1,852,339.63
Class A2                36158GAW8               $        0.00
Class A3                36158GAX6               $        0.00
Class A4                36158GAY4               $        0.00
Class A5                36158GAZ1               $        0.00
Class A6                36158GBA5               $        0.00
Class A7                36158GBB3               $        0.00
Class M                 36158GBE7               $    5,350.07
Class B1                36158GBF4               $    4,815.34
Class B2                36158GBC2               $    2,140.31
Class B3                36157REZ4               $    2,140.31
Class B4                36157RFA8               $    1,605.58
Class B5                36157RFB6               $    1,606.81
Class R1                36158GBC1               $        0.00
Class R2                36158GBD9               $        0.00
Total                                           $1,869,998.05

          (22) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05 (d) :                                     $     0.00

          (23) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01 (b) :                                     $     0.00

    B. Other Amounts:

          1)  Senior Percentage for such Distribution Date            91.694683%

          2)  Senior Prepayment Percentage for such Distribution
              Date                                                   100.000000%

          3)  Junior Percentage for such Distribution Date             8.305317%

          4)  Junior Prepayment Percentage for such Distribution Date  0.000000%

          5)  Subordinate Certfificate Writedown Amount or such
              Distribution Date                                       $     0.00

          6)  Prepayment Distribution Triggers satisfied:
                                      Yes     No
                                      ---     --
        Class B1                       X
        Class B2                       X
        Class B3                       X
        Class B4                       X
        Class B5                       X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.


                                        By:  /s/ Tim Neet
                                        -----------------------------------
                                        Name:   Tim Neer
                                        Title:  Vice President,
                                                Investor Operations